Exhibit 10.16

This is a translation into English of the official German version of the agreement. In the event of a conflict between the English and German texts, the German text shall prevail.

AGREEMENT ON THE LENDING OF SECURITIES

(Securities Lending Agreement)

Between

Xlife Sciences AG,

with registered office at Talacker 35, 8001 Zurich, Switzerland,

hereinafter referred to as “Lender”

and

Veraxa Biotech AG,

with registered office at Talacker 35, 8001 Zurich, Switzerland,

hereinafter referred to as “Borrower”,

the following agreement is being entered into:

1.	Subject Matter

1.1	The Lender lends to the Borrower 1,000,000 shares of Veraxa Biotech AG (ISIN: CH1103756297), hereinafter referred to as “Shares”, for the period and under the terms and conditions set forth in this agreement.

2.	Lending Fee

2.1	The borrower undertakes to pay the lender a lending fee of 3.5% per annum of the respective market price per Share during the entire lending period.

2.2	The lending fee is payable monthly in arrears. The first payment is due on October 31, 2024.

3.	Loan Period

3.1	The loan period begins on October 1, 2024, and ends on September 30, 2025.

This is a translation into English of the official German version of the agreement. In the event of a conflict between the English and German texts, the German text shall prevail.

3.2	The borrower has the option of extending the loan period with the consent of the lender.

4.	Return of the Shares and Exit

4.1	The borrower undertakes to return the loaned Shares by September 30, 2025, at the latest.

4.2	The Shares shall be returned in the same number as at the time of transfer and in the condition prevailing at the time of re-transfer (including dividends and other rights).

4.3	In the event of an exit (sale, partial sale, IPO, or similar), the return may be made in kind or in cash (up to a maximum of 100%). The return must be initiated immediately and must take place at the earliest possible date.

5.	Collateral

5.1	No collateral is provided for this loan.

6.	Rights and Obligations of the Lender

6.1	The Lender remains the owner of the Shares during the loan period. During this period, the Lender waives all voting rights and other rights (e.g., rights to dividends).

7.	Rights and Obligations of the Borrower

7.1	The Borrower has the right to use the Shares during the loan period and may use them in accordance with applicable laws and regulations.

7.2	The Borrower has the unrestricted right to sell the Shares during the loan period, including voting rights and other rights.

8.	Termination of the Agreement

8.1	This agreement shall automatically expire at the end of the loan period or may be terminated prematurely by mutual written agreement or by termination by the Borrower at the end of the month.

8.2	In the event of a breach of contract by one of the parties, the other party may terminate the agreement without notice.

This is a translation into English of the official German version of the agreement. In the event of a conflict between the English and German texts, the German text shall prevail.

9.	Other provisions

9.1	Amendments and additions to this agreement must be made in writing.

9.2	Should individual provisions of this agreement be or become invalid, the validity of the remaining provisions shall remain unaffected.

9.3	This agreement is governed by Swiss law and any disputes shall be settled before the competent courts in Zurich.

Details of the Lender:

Account in the name of: Xlife Sciences AG, Talacker 35, 8001 Zurich, Switzerland

IBAN CHF: CH56 0866 7007 5498 7110 8

Deposit number: 754987-1

SWIFT: EFGBCHZZXXX

Bank: EFG Bank, Zurich, Switzerland

Contact person: Max Fischer, +41 58 808 38 58, max.fischer@efgbank.com

Details of the Borrower:

Account in the name of: Xlife Sciences AG, Talacker 35, 8001 Zurich, Switzerland

IBAN CHF. CH28 0866 7007 5498 9110 9

Deposit number: 754989-1

SWIFT: EFGBCHZZXXX

Bank: EFG Bank, Zurich, Switzerland

Contact person: Maxi Fischer, +41 58 808 38 58, max.fischer@efgbank.com

This is a translation into English of the official German version of the agreement. In the event of a conflict between the English and German texts, the German text shall prevail.

Signatures

[sig.]	[sig.]
Xlife Sciences AG
Marc Müller	Carl von Halem

Zurich, October 17, 2024

[sig.]	[sig.]
Veraxa Biotech AG	Veraxa Biotech AG
Oliver R. Baumann	Dr. Christoph Antz

Zurich, October 17, 2024

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